  As filed with the Securities and Exchange Commission on March 23, 2000

                                                Registration No. 333-94449
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ---------------

                      PRE-EFFECTIVE AMENDMENT NO. 1

                                    TO

                                 FORM S-4
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ---------------

         GLOBAL CROSSING LTD.               GLOBAL CROSSING HOLDINGS LTD.
          (Exact name of Registrants as specified in their charters)

          Bermuda                    4813                     Bermuda
      (State or other    (Primary Standard Industrial     (State or other
      jurisdiction of     Classification Code Number)     jurisdiction of
    incorporation or                                     incorporation or
      organization)                                        organization)
                                                            98-0186828
                                                         (I.R.S. Employer
        98-0189783                                      Identification No.)
     (I.R.S. Employer
    Identification No.)

                               ---------------

                                 Wessex House
                                45 Reid Street
                             Hamilton HM12 Bermuda
                                (441) 296-8600
  (Address and telephone number of Registrants' principal executive offices)
                             CT Corporation System
                                 1633 Broadway
                           New York, New York 10019
                                (212) 479-8200
(Name, address, including zip code, and telephone number of agent for service)

                               ---------------

                                with copies to:
       D. Rhett Brandon, Esq.                    James C. Gorton, Esq.
     Simpson Thacher & Bartlett              Global Crossing Holdings Ltd.
        425 Lexington Avenue                     360 N. Crescent Drive
      New York, New York 10017              Beverly Hills, California 90210
           (212) 455-2000                           (310) 385-5200

                               ---------------

  Approximate date of commencement of proposed sale to public: As soon as practicable after this Registration Statement becomes effective.
  If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]
   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

                               ---------------

  The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which shall specifically state that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

   Please note that, in this pre-effective amendment no. 1, we are only filing
Part II of this registration statement, including the exhibits indicated in item 16 of this document. You may find a copy of the prospectus that is a part of this registration statement in our filing of this registration statement dated January 11, 2000.

                                    PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 20. Indemnification of Directors and Officers.

   The Bye-laws of the Registrants provide for indemnification of the Registrants' officers and directors against all liabilities, loss, damage or expense incurred or suffered by such party as an officer or director of the Registrants; provided that such indemnification shall not extend to any matter which would render it void pursuant to the Companies Act of 1981 as in effect from time to time in Bermuda.

   The Companies Act provides that a Bermuda company may indemnify its directors in respect of any loss arising or liability attaching to them as a result of any negligence, default, breach of duty or breach of trust of which they may be guilty. However, the Companies Act also provides that any provision, whether contained in the company's bye-laws or in a contract or arrangement between the company and the director, indemnifying a director against any liability which would attach to him in respect of his fraud or dishonesty will be void.

   The directors and officers of the Registrants are covered by directors' and officers' insurance policies maintained by the Registrants.

Item 21. Exhibits and Financial Statement Schedules.

   The following is a complete list of Exhibits filed as part of this Registration Statement, which are incorporated herein:

 Exhibit
 Number                            Exhibit Description
 -------                           -------------------
 2.1     Agreement and Plan of Merger, dated as of March 16, 1999 (the
         "Frontier Merger Agreement"), among Global Crossing Ltd., Frontier
         Corporation and GCF Acquisition Corp. (incorporated by reference to
         Exhibit 2 to Global Crossing Ltd.'s Current Report on Form 8-K filed on March 19, 1999 (the "March 19, 1999 8-K")).
 2.2     Consent and Amendment No. 1 to the Frontier Merger Agreement, dated as of May 16, 1999, among Global Crossing Ltd., GCF Acquisition Corp. and
         Frontier Corporation (incorporated by reference to Exhibit 2 to Global
         Crossing Ltd.'s Current Report on Form 8-K filed on May 18, 1999 (the
         "May 18, 1999 8-K")).
 2.3     Amendment No. 2 to the Frontier Merger Agreement, dated as of
         September 2, 1999, among Global Crossing Ltd., GCF Acquisition Corp.
         and Frontier Corporation (incorporated by reference to Exhibit 2 to
         Global Crossing Ltd.'s Current Report on Form 8-K filed on September
         3, 1999 (the "September 3, 1999 8-K")).
 2.4     Sale and Purchase Agreement, dated as of April 26, 1999, between Cable
         & Wireless plc and Global Crossing Ltd. (incorporated by reference to
         Exhibit 2.1 to Global Crossing Ltd.'s Current Report on Form 8-K filed on July 16, 1999 (the "July 16, 1999 8-K")).
 2.5     Amendment to the Sale and Purchase Agreement, dated as of June 25,
         1999, between Cable & Wireless plc and Global Crossing Ltd.
         (incorporated by reference to Exhibit 2.2 to the July 16, 1999 8-K).
 2.6     Agreement and Plan of Merger, dated as of May 16, 1999, between Global
         Crossing Ltd. and U S WEST, Inc. (incorporated by reference to Exhibit
         2 to Global Crossing Ltd.'s Current Report on Form 8-K filed on May
         21, 1999 (the "May 21, 1999 8-K")).
 2.7     Letter Agreement, dated as of May 16, 1999, between Global Crossing
         Ltd. and U S WEST, Inc. (incorporated by reference to Exhibit 99 to the May 21, 1999 8-K).

 Exhibit
 Number                            Exhibit Description
 -------                           -------------------
 2.8     Termination Agreement, dated as of July 18, 1999, between Global
         Crossing Ltd. and U S WEST, Inc. (incorporated by reference to Exhibit
         10.1 to Global Crossing Ltd.'s Current Report on Form 8-K filed on
         July 20, 1999 (the "July 20, 1999 8-K")).
 3.1     Memorandum of Association of Global Crossing Ltd. (incorporated by reference to Exhibit 3.1 to Global Crossing Ltd.'s Registration
         Statement on Form S-1/A filed on July 2, 1998 (the "July 2, 1998 S-
         1/A")).
 3.2     Certificate of Incorporation of Change of Name of Global Crossing Ltd.
         dated April 30, 1998 (incorporated by reference to Exhibit 3.3 to
         Global Crossing Ltd.'s Registration Statement on Form S-1/A filed on
         July 23, 1998 (the "July 23, 1998 S-1/A")).
 3.3     Memorandum of Increase of Share Capital of Global Crossing Ltd. dated
         July 9, 1998 (incorporated by reference to Exhibit 3.4 to the July 23,
         1998 S-1/A).
 3.4     Memorandum of Increase of Share Capital of Global Crossing Ltd. dated
         September 27, 1999 (incorporated by reference to Exhibit 3.1 to Global
         Crossing Ltd.'s Quarterly Report on Form 10-Q filed on November 15,
         1999 (the "November 15, 1999 10-Q")).
 3.5     Bye-laws of Global Crossing Ltd. as in effect on October 14, 1999
         (incorporated by reference to Exhibit 3.2 to the November 15, 1999 10-
         Q).
 3.6     Certificate of Designations of 6 3/8% Cumulative Convertible Preferred
         Stock of Global Crossing Ltd. dated November 5, 1999 (incorporated by reference to Exhibit 3.3 to the November 15, 1999 10-Q).
 3.7     Memorandum of Association of Global Crossing Holdings Ltd.
         (incorporated by reference to Exhibit 3.1 of Global Crossing Holdings
         Ltd.'s Registration Statement on Form S-4 (File No. 333-61457)).
 3.8     Bye-laws of Global Crossing Holdings Ltd. (incorporated by reference to Exhibit 3.2 of Global Crossing Holdings Ltd.'s Registration
         Statement on Form S-4 (File No. 333-61457)).
 3.9     Certificate of Designations of 7% Cumulative Convertible Preferred
         Stock of Global Crossing Ltd., dated December 15, 1999 (previously filed with this Registration Statement).
 4.1     Certificate of Designations of 10 1/2% Senior Exchangeable Preferred
         Stock Due 2008 of Global Crossing Holdings Ltd. dated December 1, 1998
         (incorporated by reference to Schedule A to Exhibit 3.2 to the Global
         Crossing Holdings Ltd. Registration Statement on Form S-4 filed on
         December 22, 1998.)
 4.2     Indenture, dated as of May 18, 1998, between Global Crossing Holdings
         Ltd. and United States Trust Company of New York, as Trustee
         (incorporated by reference to Exhibit 4.2 to the Global Crossing
         Holdings Ltd. Registration Statement on Form S-4 filed on December 22,
         1998).
 4.3     Supplemental Indenture, dated as of June 25, 1999, between Global
         Crossing Holdings Ltd. and United States Trust Company of New York, to
         the Indenture dated as of May 18, 1998 (incorporated by reference to
         Exhibit 4.4 to Global Crossing Ltd.'s Registration Statement on Form
         S-4 filed on July 12, 1999).
 4.4     Credit Agreement, dated as of July 2, 1999, among Global Crossing
         Ltd., Global Crossing Holdings Ltd., the Lenders party thereto and The
         Chase Manhattan Bank as Administrative Agent (incorporated by reference to Exhibit 10.7 to Global Crossing Ltd.'s Registration
         Statement on Form S-4/A filed on August 5, 1999).
 4.5     Indenture, dated as of November 19, 1999, among Global Crossing Ltd.,
         Global Crossing Holdings Ltd. and United States Trust Company of New
         York (previously filed with this Registration Statement). Except as hereinabove provided, there is no instrument with respect to long-term debt of

 Exhibit
 Number                            Exhibit Description
 -------                           -------------------
         Global Crossing Ltd. and its consolidated subsidiaries under which the total authorized amount exceeds 10 percent of the total consolidated assets of Global Crossing Ltd. Global Crossing Ltd. agrees to furnish to the SEC upon its request a copy of any instrument relating to long-
         term debt.
 5.1     Opinion of Appleby, Spurling & Kempe as to the legality of the Debt
         Securities, the Preferred Stock and the Common Stock (previously filed with this Registration Statement).
 5.2     Opinion of Simpson, Thacher & Bartlett (previously filed with this
         Registration Statement).
 10.1    Project Development and Construction Contract, dated as of March 18,
         1997, among AT&T Submarine Systems, Inc. and Atlantic Crossing Ltd.
         (formerly Global Telesystems Ltd.) (incorporated by reference to
         Exhibit 10.2 to the July 23, 1998 S-1/A).
 10.2    Project Development and Construction Contract, dated as of April 21,
         1998, among Tyco Submarine Systems, Ltd. and Pacific Crossing Ltd.
         (incorporated by reference to Exhibit 10.3 to the July 23, 1998 S-
         1/A).
 10.3    Project Development and Construction Contract, dated as of June 2,
         1998, among Alcatel Submarine Networks and Mid-Atlantic Crossing Ltd.
         (incorporated by reference to Exhibit 10.4 to the July 23, 1998 S-
         1/A).
 10.4    Project Development and Construction Contract, dated as of July 21,
         1998, among Tyco Submarine Systems, Ltd. and Pan American Crossing
         Ltd. (incorporated by reference to Exhibit 10.5 to Global Crossing
         Ltd.'s Quarterly Report on Form 10-Q filed on November 16, 1998).
 10.5    Project Development and Construction Contract, dated as of July 30,
         1999, among Alcatel Submarine Networks and South American Crossing
         Ltd. (filed herewith) (portions have been omitted pursuant to a request for confidential treatment).
 10.6    Lease made as of October 1, 1999 between North Crescent Realty V, LLC and Global Crossing Development Company (incorporated by reference to
         Exhibit 10.1 to the November 15, 1999 10-Q).
 10.7    Form of Stockholders Agreement dated as of August 12, 1998 among
         Global Crossing Ltd. and the investors named therein (incorporated by reference to Exhibit 9.1 to the July 23, 1998 S-1/A).
 10.8    Form of Registration Rights Agreement dated as of August 12, 1998 among Global Crossing Ltd. and the investors named therein
         (incorporated by reference to Exhibit 4.4 to the July 23, 1998 S-1/A).
 10.9    Voting Agreement, dated as of March 16, 1999, among certain shareholders of Global Crossing Ltd. parties thereto, Frontier
         Corporation and, for certain purposes only, Global Crossing Ltd.
         (incorporated by reference to Exhibit 10.2 to the March 19, 1999 8-K).
 10.10   Second Reaffirmation of Voting Agreement and Share Transfer
         Restriction Agreement, dated as of September 2, 1999 (incorporated by reference to Annex S-B to the joint proxy statement/prospectus supplement included in Global Crossing Ltd.'s Registration Statement on Form S-4 filed on September 8, 1999 (the "September 8, 1999 S-4").
 10.11   Share Transfer Restriction Agreement, dated as of September 2, 1999, among certain shareholders of Global Crossing Ltd., certain shareholders of Frontier Corporation and Global Crossing Ltd.
         (incorporated by reference to Annex S-C to the joint proxy statement/prospectus supplement included in the September 8, 1999 S-
         4).
 10.12   Tender Offer and Purchase Agreement, dated as of May 16, 1999, between
         Global Crossing Ltd. and U S WEST, Inc. (incorporated by reference to
         Exhibit (c)(2) to U S WEST, Inc.'s Schedule 14D-1 filed on May 21,
         1999).
 10.13   Standstill Agreement dated as of May 16, 1999 between U S WEST, Inc.
         and Global Crossing Ltd. (incorporated by reference to Exhibit (c)(4)
         to U S WEST, Inc.'s Schedule 14D-1 filed on May 21, 1999).
 10.14   Voting Agreement dated as of May 16, 1999 between U S WEST, Inc. and
         Global Crossing Ltd. (incorporated by reference to Exhibit (c)(3) to U
         S WEST, Inc.'s Schedule 14D-1 filed on May 21, 1999).

 Exhibit
 Number                            Exhibit Description
 -------                           -------------------
 10.15   Tender and Voting Agreement dated as of May 16, 1999 among U S WEST,
         Inc., Global Crossing Ltd. and the shareholders party thereto
         (incorporated by reference to Exhibit (c)(5) to U S WEST, Inc.'s
         Schedule 14D-1 filed on May 21, 1999).
 10.16   Agreement dated as of May 16, 1999 among Global Crossing Ltd. and the shareholders party thereto (incorporated by reference to Exhibit
         (c)(6) to U S WEST, Inc.'s Schedule 14D-1 filed on May 21, 1999).
 10.17   Transfer Agreement dated as of May 16, 1999 among Global Crossing Ltd.
         and the shareholders party thereto (incorporated by reference to
         Exhibit (c)(8) to U S WEST, Inc.'s Schedule 14D-1 filed on May 21,
         1999).
 10.18   Amendment No. 1 dated as of July 18, 1999 to Tender Offer and Purchase
         Agreement dated as of May 16 1999 between Global Crossing Ltd. and U S
         WEST, Inc. (incorporated by reference to Exhibit 10.2 to the July 20,
         1999 8-K).
 10.19   Agreement, dated as of July 18, 1999, between Qwest Communications
         International Inc. and Global Crossing Ltd. (incorporated by reference to Exhibit 10.3 to the July 20, 1999 8-K).
 10.20   Agreement, dated as of July 18, 1999, between Global Crossing Holdings
         Ltd. and Qwest Communications International Inc. (incorporated by reference to Exhibit 10.4 to the July 20, 1999 8-K).
 10.21   1998 Global Crossing Ltd. Stock Incentive Plan, as amended and restated effective December 7, 1999 (previously filed with this
         Registration Statement).
 10.22   Form of Non-Qualified Stock Option Agreement as in effect on September
         30, 1999 (incorporated by reference to Exhibit 10.2 to the November
         15, 1999 10-Q).
 10.23   Frontier Corporation Supplemental Retirement Savings Plan as amended and restated effective January 1, 1996 (incorporated by reference to
         Exhibit 10.13 to Frontier Corporation's Annual Report on Form 10-K
         filed March 28, 1997).
 10.24   Amendment No. 1, effective March 16, 1999, to Frontier Corporation
         Supplemental Retirement Savings Plan (incorporated by reference to
         Exhibit 10.2 to Frontier Corporation's Quarterly Report on Form 10-Q
         filed August 3, 1999).
 10.25   Amendment No. 2, dated September 21, 1999, to Frontier Corporation
         Supplemental Retirement Savings Plan (incorporated by reference to
         Exhibit 10.5 to the November 15, 1999 10-Q).
 10.26   Employment Agreement dated as of February 19, 1999 between Global
         Crossing Ltd. and Robert Annunziata (incorporated by reference to
         Exhibit 10.8 to Global Crossing Ltd.'s Quarterly Report on Form 10-Q
         filed on May 10, 1999).
 10.27   Executive Contract dated March 25, 1996 between Robert L. Barrett and
         Frontier Corporation (incorporated by reference to Exhibit 10.25 to
         Frontier Corporation's Quarterly Report on Form 10-Q filed May 14,
         1996).
 10.28   Amendment dated May 1, 1999 to Executive Contract between Robert L.
         Barrett and Frontier Corporation (incorporated by reference to Exhibit
         10.7 to the November 15, 1999 10-Q).
 10.29   Executive Contract dated January 1, 1998 between Joseph P. Clayton and
         Frontier Corporation (incorporated by reference to Exhibit 10.22 to
         Frontier Corporation's Annual Report on Form 10-K filed March 26,
         1998).
 10.30   Amendment dated May 1, 1999 to Executive Contract between Joseph P.
         Clayton and Frontier Corporation (incorporated by reference to Exhibit
         10.9 to the November 15, 1999 10-Q).
 10.31   Sale Agreement, dated October 10, 1999, among Controls and
         Communications Limited, The Racal Corporation, Racal Electronics plc
         and Global Crossing Ltd. (incorporated by reference to Exhibit 2.1 to
         Global Crossing Ltd.'s Current Report on Form 8-K filed on October 21,
         1999).

 Exhibit
 Number                            Exhibit Description
 -------                           -------------------
 10.32   Registration Rights Agreement, dated as of November 19, 1999, among
         Global Crossing Ltd., Global Crossing Holdings Ltd., Chase Securities
         Inc. and CIBC World Markets Corp. (previously filed with this
         Registration Statement).
 10.33   Subscription and Sale and Purchase Agreement, dated November 15, 1999, among Hutchison Whampoa Limited, Hutchison Telecommunications Limited,
         Global Crossing Ltd. and HCL Holdings Limited (previously filed with this Registration Statement).
 12.1    Statement of Computation to Earnings to Fixed Charges (previously filed with this Registration Statement).
 21.1    Subsidiaries of Global Crossing Ltd. (incorporated by reference to
         Exhibit 21.1 to Registrant's annual report on Form 10-K for the year ended December 31, 1999).
 23.1    Consent of Arthur Andersen (previously filed with this Registration
         Statement).
 23.2    Consent of PricewaterhouseCoopers LLP (previously filed with this
         Registration Statement) .
 23.3    Consent of KPMG Audit Plc (previously filed with this Registration
         Statement).
 23.4    Consent of Deloitte & Touche (previously filed with this Registration
         Statement).
 23.5    Consent of PricewaterhouseCoopers (previously filed with this
         Registration Statement).
 23.6    Consent of Appleby, Spurling & Kempe (included in Exhibit 5.1).
 23.7    Consent of Simpson Thacher & Bartlett (included in Exhibit 5.2).
 24.1    Power of Attorney of Global Crossing Holdings Ltd. (previously filed with this Registration Statement).
 24.2    Power of Attorney of Global Crossing Ltd. (previously filed with this
         Registration Statement).
 25.1    Form T-1 Statement of Eligibility and Qualification under the Trust
         Indenture Act of 1939, as amended, of United States Trust Company of
         New York, as Trustee (previously filed with this Registration
         Statement).
 99.1    Form of Letter of Transmittal (previously filed with this Registration
         Statement).
 99.2    Form of Notice of Guaranteed Delivery (previously filed with this
         Registration Statement).

Item 22. Undertakings.

   (a) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action, suit or proceedings) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether indemnification by them is against public policy as expressed in the Securities Act and will be governed by the final adjudication of that issue.

   (b) The undersigned registrants hereby undertake to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the Registration Statement through the date of responding to the request.

   (c) The undersigned registrants hereby undertake:

     (1) To file, during any period in which offers or sales are being made, a post-effective Amendment to this registration statement:

       (i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

       (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

       (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

     (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

     (4) To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

     (5) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrants' annual reports pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Amendment No. 1 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 23, 2000.

                                          Global Crossing Holdings Ltd.

                                               /s/ S. Wallace Dawson, Jr.
                                          By: _________________________________
                                                   Name: S. Wallace Dawson, Jr.
                                                   Title: Chief Executive
                                                   Officer

   Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                 Signature                           Capacity                Date
                 ---------                           --------                ----

        /s/ S. Wallace Dawson, Jr.          Chief Executive Officer     March 23, 2000
___________________________________________  and Director
          S. Wallace Dawson, Jr.

                    /*/                     President and Director      March 23, 2000
___________________________________________
             K. Eugene Shutler

                    /*/                     Controller and Director     March 23, 2000
___________________________________________
                 Rob Klug

                    /*/                     Senior Vice President,      March 23, 2000
___________________________________________  Chief Operating Officer
                Ian McLean                   and Director


*By Power of Attorney


        /s/ S. Wallace Dawson, Jr.          Attorney-in-Fact
___________________________________________
          S. Wallace Dawson, Jr.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Amendment No. 1 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on March 23, 2000.

                                          Global Crossing Ltd.

                                          By: /s/ Dan J. Cohrs
                                             ----------------------------------

                                             Name: Dan J. Cohrs

                                             Title: Senior Vice President and
                                             Chief Financial Officer

   Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                 Signature                           Capacity                Date
                 ---------                           --------                ----

                    /*/                     Chairman of the Board and   March 23, 2000
___________________________________________  Director
               Gary Winnick

                    /*/                     Co-Chairman of the Board    March 23, 2000
___________________________________________  and Director
             Lodwrick M. Cook

                    /*/                     Vice Chairman of the Board  March 23, 2000
___________________________________________  and Director
              Thomas J. Casey

                    /*/                     Director; Vice Chairman of  March 23, 2000
___________________________________________  the Board, Asia Global
              Jack M. Scanlon                Crossing

            /s/ Leo J. Hindery              Chief Executive Officer     March 23, 2000
___________________________________________  and Director
              Leo J. Hindery

                    /*/                     President, Chief Operating  March 23, 2000
___________________________________________  Officer and Director
               David L. Lee

                    /*/                     Senior Vice President and   March 23, 2000
___________________________________________  Director
               Barry Porter

                    /*/                     Senior Vice President and   March 23, 2000
___________________________________________  Director
              Abbott L. Brown

                    /*/                     Senior Vice President and   March 23, 2000
___________________________________________  Chief Financial Officer
               Dan J. Cohrs                  (principal financial
                                             officer and principal
                                             accounting officer)

                 Signature                           Capacity                Date
                 ---------                           --------                ----

                    /*/                     Director                    March 23, 2000
___________________________________________
               Jay R. Bloom

                    /*/                     Director                    March 23, 2000
___________________________________________
             William E. Conway

                    /*/                     Director                    March 23, 2000
___________________________________________
              Dean C. Kehler

                    /*/                     Director                    March 23, 2000
___________________________________________
            Geoffrey J.W. Kent

                    /*/                     Director                    March 23, 2000
___________________________________________
                Bruce Raben

                    /*/                     Director                    March 23, 2000
___________________________________________
             Michael R. Steed

                    /*/                     Director                    March 23, 2000
___________________________________________
             Robert Annunziata

                    /*/                     Director                    March 23, 2000
___________________________________________
             James F. McDonald

                    /*/                     Director                    March 23, 2000
___________________________________________
               Eric Hippeau

                    /*/                     Director                    March 23, 2000
___________________________________________
             Joseph P. Clayton

                    /*/                     Director                    March 23, 2000
___________________________________________
          Douglas H. McCorkindale
                                            Director                    March 23, 2000
___________________________________________
                Cunning Fok
             /s/ Dan J. Cohrs               Attorney-in-Fact            March 23, 2000
___________________________________________
               Dan J. Cohrs

                                 EXHIBIT INDEX

 Exhibit
 Number                            Exhibit Description
 -------                           -------------------
  2.1    Agreement and Plan of Merger, dated as of March 16, 1999 (the
         "Frontier Merger Agreement"), among Global Crossing Ltd., Frontier
         Corporation and GCF Acquisition Corp. (incorporated by reference to
         Exhibit 2 to Global Crossing Ltd.'s Current Report on Form 8-K filed on March 19, 1999 (the "March 19, 1999 8-K")).
  2.2    Consent and Amendment No. 1 to the Frontier Merger Agreement, dated as of May 16, 1999, among Global Crossing Ltd., GCF Acquisition Corp. and
         Frontier Corporation (incorporated by reference to Exhibit 2 to Global
         Crossing Ltd.'s Current Report on Form 8-K filed on May 18, 1999 (the
         "May 18, 1999 8-K")).
  2.3    Amendment No. 2 to the Frontier Merger Agreement, dated as of
         September 2, 1999, among Global Crossing Ltd., GCF Acquisition Corp.
         and Frontier Corporation (incorporated by reference to Exhibit 2 to
         Global Crossing Ltd.'s Current Report on Form 8-K filed on September
         3, 1999 (the "September 3, 1999 8-K")).
  2.4    Sale and Purchase Agreement, dated as of April 26, 1999, between Cable
         & Wireless plc and Global Crossing Ltd. (incorporated by reference to
         Exhibit 2.1 to Global Crossing Ltd.'s Current Report on Form 8-K filed on July 16, 1999 (the "July 16, 1999 8-K")).
  2.5    Amendment to the Sale and Purchase Agreement, dated as of June 25,
         1999, between Cable & Wireless plc and Global Crossing Ltd.
         (incorporated by reference to Exhibit 2.2 to the July 16, 1999 8-K).
  2.6    Agreement and Plan of Merger, dated as of May 16, 1999, between Global
         Crossing Ltd. and U S West, Inc. (incorporated by reference to Exhibit
         2 to Global Crossing Ltd.'s Current Report on Form 8-K filed on May
         21, 1999 (the "May 21, 1999 8-K")).
  2.7    Letter Agreement, dated as of May 16, 1999, between Global Crossing
         Ltd. and U S West, Inc. (incorporated by reference to Exhibit 99 to the May 21, 1999 8-K).
  2.8    Termination Agreement, dated as of July 18, 1999, between Global
         Crossing Ltd. and U S West, Inc. (incorporated by reference to Exhibit
         10.1 to Global Crossing Ltd.'s Current Report on Form 8-K filed on
         July 20, 1999 (the "July 20, 1999 8-K")).
  3.1    Memorandum of Association of Global Crossing Ltd. (incorporated by reference to Exhibit 3.1 to Global Crossing Ltd.'s Registration
         Statement on Form S-1/A filed on July 2, 1998 (the "July 2, 1998 S-
         1/A")).
  3.2    Certificate of Incorporation of Change of Name of Global Crossing Ltd.
         dated April 30, 1998 (incorporated by reference to Exhibit 3.3 to
         Global Crossing Ltd.'s Registration Statement on Form S-1/A filed on
         July 23, 1998 (the "July 23, 1998 S-1/A")).
  3.3    Memorandum of Increase of Share Capital of Global Crossing Ltd. dated
         July 9, 1998 (incorporated by reference to Exhibit 3.4 to the July 23,
         1998 S-1/A).
  3.4    Memorandum of Increase of Share Capital of Global Crossing Ltd. dated
         September 27, 1999 (incorporated by reference to Exhibit 3.1 to Global
         Crossing Ltd.'s Quarterly Report on Form 10-Q filed on November 15,
         1999 (the "November 15, 1999 10-Q")).
  3.5    Bye-laws of Global Crossing Ltd. as in effect on October 14, 1999
         (incorporated by reference to Exhibit 3.2 to the November 15, 1999 10-
         Q).

 Exhibit
 Number                            Exhibit Description
 -------                           -------------------
  3.6    Certificate of Designations of 6 3/8% Cumulative Convertible Preferred
         Stock of Global Crossing Ltd. dated November 5, 1999 (incorporated by reference to Exhibit 3.3 to the November 15, 1999 10-Q).
  3.7    Memorandum of Association of Global Crossing Holdings Ltd.
         (incorporated by reference to Exhibit 3.1 of Global Crossing Holdings
         Ltd.'s Registration Statement on Form S-4 (File No. 333-61457)).
  3.8    Bye-laws of Global Crossing Holdings Ltd. (incorporated by reference to Exhibit 3.2 of Global Crossing Holdings Ltd.'s Registration
         Statement on Form S-4 (File No. 333-61457)).
  3.9    Certificate of Designations of 7% Cumulative Convertible Preferred
         Stock of Global Crossing Ltd., dated December 15, 1999 (previously filed with this Registration Statement).
  4.1    Certificate of Designations of 10 1/2% Senior Exchangeable Preferred
         Stock Due 2008 of Global Crossing Holdings Ltd. dated December 1, 1998
         (incorporated by reference to Schedule A to Exhibit 3.2 to the Global
         Crossing Holdings Ltd. Registration Statement on Form S-4 filed on
         December 22, 1998.)
  4.2    Indenture, dated as of May 18, 1998, between Global Crossing Holdings
         Ltd. and United States Trust Company of New York, as Trustee
         (incorporated by reference to Exhibit 4.2 to the Global Crossing
         Holdings Ltd. Registration Statement on Form S-4 filed on December 22,
         1998).
  4.3    Supplemental Indenture, dated as of June 25, 1999, between Global
         Crossing Holdings Ltd. and United States Trust Company of New York, to
         the Indenture dated as of May 18, 1998 (incorporated by reference to
         Exhibit 4.4 to Global Crossing Ltd.'s Registration Statement on Form
         S-4 filed on July 12, 1999).
  4.4    Credit Agreement, dated as of July 2, 1999, among Global Crossing
         Ltd., Global Crossing Holdings Ltd., the Lenders party thereto and The
         Chase Manhattan Bank as Administrative Agent (incorporated by reference to Exhibit 10.7 to Global Crossing Ltd.'s Registration
         Statement on Form S-4/A filed on August 5, 1999).
  4.5    Indenture, dated as of November 19, 1999, among Global Crossing Ltd.,
         Global Crossing Holdings Ltd. and United States Trust Company of New
         York (previously filed with this Registration Statement).
         Except as hereinabove provided, there is no instrument with respect to long-term debt of Global Crossing Ltd. and its consolidated subsidiaries under which the total authorized amount exceeds 10 percent of the total consolidated assets of Global Crossing Ltd..
         Global Crossing Ltd. agrees to furnish to the SEC upon its request a copy of any instrument relating to long-term debt.
  5.1    Opinion of Appleby, Spurling & Kempe as to the legality of the Debt
         Securities, the Preferred Stock and the Common Stock (previously filed with this Registration Statement).
  5.2    Opinion of Simpson, Thacher & Bartlett (previously filed with this
         Registration Statement).
 10.1    Project Development and Construction Contract, dated as of March 18,
         1997, among AT&T Submarine Systems, Inc. and Atlantic Crossing Ltd.
         (formerly Global Telesystems Ltd.) (incorporated by reference to
         Exhibit 10.2 to the July 23, 1998 S-1/A).
 10.2    Project Development and Construction Contract, dated as of April 21,
         1998, among Tyco Submarine Systems, Ltd. and Pacific Crossing Ltd.
         (incorporated by reference to Exhibit 10.3 to the July 23, 1998 S-
         1/A).
 10.3    Project Development and Construction Contract, dated as of June 2,
         1998, among Alcatel Submarine Networks and Mid-Atlantic Crossing Ltd.
         (incorporated by reference to Exhibit 10.4 to the July 23, 1998 S-
         1/A).
 10.4    Project Development and Construction Contract, dated as of July 21,
         1998, among Tyco Submarine Systems, Ltd. and Pan American Crossing
         Ltd. (incorporated by reference to Exhibit 10.5 to the Registrant's
         Quarterly Report on Form 10-Q filed on November 16, 1998).

 Exhibit
 Number                            Exhibit Description
 -------                           -------------------
 10.5    Project Development and Construction Contract, dated as of July 30,
         1999, among Alcatel Submarine Networks and South American Crossing
         Ltd. (filed herewith) (portions have been omitted pursuant to a request for confidential treatment).
 10.6    Lease made as of October 1, 1999 between North Crescent Realty V, LLC and Global Crossing Development Company (incorporated by reference to
         Exhibit 10.1 to the November 15, 1999 10-Q).
 10.7    Form of Stockholders Agreement dated as of August 12, 1998 among
         Global Crossing Ltd. and the investors named therein (incorporated by reference to Exhibit 9.1 to the July 23, 1998 S-1/A).
 10.8    Form of Registration Rights Agreement dated as of August 12, 1998 among Global Crossing Ltd. and the investors named therein
         (incorporated by reference to Exhibit 4.4 to the July 23, 1998 S-1/A).
 10.9    Voting Agreement, dated as of March 16, 1999, among certain shareholders of Global Crossing Ltd. parties thereto, Frontier
         Corporation and, for certain purposes only, Global Crossing Ltd.
         (incorporated by reference to Exhibit 10.2 to the March 19, 1999 8-K).
 10.10   Second Reaffirmation of Voting Agreement and Share Transfer
         Restriction Agreement, dated as of September 2, 1999 (incorporated by reference to Annex S-B to the joint proxy statement/prospectus supplement included in Global Crossing Ltd. Registration Statement on
         Form S-4 filed on September 8, 1999 (the "September 8, 1999 S-4").
 10.11   Share Transfer Restriction Agreement, dated as of September 2, 1999, among certain shareholders of Global Crossing Ltd., certain shareholders of Frontier Corporation and Global Crossing Ltd.
         (incorporated by reference to Annex S-C to the joint proxy statement/prospectus supplement included in the September 8, 1999 S-
         4).
 10.12   Tender Offer and Purchase Agreement, dated as of May 16, 1999, between
         Global Crossing Ltd. and U S WEST, Inc. (incorporated by reference to
         Exhibit (c)(2) to U S WEST, Inc.'s Schedule 14D-1 filed on May 21,
         1999).
 10.13   Standstill Agreement dated as of May 16, 1999 between U S WEST, Inc.
         and Global Crossing Ltd. (incorporated by reference to Exhibit (c)(4)
         to U S WEST, Inc.'s Schedule 14D-1 filed on May 21, 1999).
 10.14   Voting Agreement dated as of May 16, 1999 between U S WEST, Inc. and
         Global Crossing Ltd. (incorporated by reference to Exhibit (c)(3) to U
         S WEST, Inc.'s Schedule 14D-1 filed on May 21, 1999).
 10.15   Tender and Voting Agreement dated as of May 16, 1999 among U S WEST,
         Inc., Global Crossing Ltd. and the shareholders party thereto
         (incorporated by reference to Exhibit (c)(5) to U S WEST, Inc.'s
         Schedule 14D-1 filed on May 21, 1999).
 10.16   Agreement dated as of May 16, 1999 among Global Crossing Ltd. and the shareholders party thereto (incorporated by reference to Exhibit
         (c)(6) to U S WEST, Inc.'s Schedule 14D-1 filed on May 21, 1999).
 10.17   Transfer Agreement dated as of May 16, 1999 among Global Crossing Ltd.
         and the shareholders party thereto (incorporated by reference to
         Exhibit (c)(8) to U S WEST, Inc.'s Schedule 14D-1 filed on May 21,
         1999).
 10.18   Amendment No. 1 dated as of July 18, 1999 to Tender Offer and Purchase
         Agreement dated as of May 16 1999 between Global Crossing Ltd. and U S
         WEST, Inc. (incorporated by reference to Exhibit 10.2 to the July 20,
         1999 8-K).
 10.19   Agreement, dated as of July 18, 1999, between Qwest Communications
         International Inc. and Global Crossing Ltd. (incorporated by reference to Exhibit 10.3 to the July 20, 1999 8-K).
 10.20   Agreement, dated as of July 18, 1999, between Global Crossing Holdings
         Ltd. and Qwest Communications International Inc. (incorporated by reference to Exhibit 10.4 to the July 20, 1999 8-K).

 Exhibit
 Number                            Exhibit Description
 -------                           -------------------
 10.21   1998 Global Crossing Ltd. Stock Incentive Plan, as amended and restated effective December 7, 1999 (previously filed with this
         Registration Statement).
 10.22   Form of Non-Qualified Stock Option Agreement as in effect on September
         30, 1999 (incorporated by reference to Exhibit 10.2 to the November
         15, 1999 10-Q).
 10.23   Frontier Corporation Supplemental Retirement Savings Plan as amended and restated effective January 1, 1996 (incorporated by reference to
         Exhibit 10.13 to Frontier Corporation's Annual Report on Form 10-K
         filed March 28, 1997).
 10.24   Amendment No. 1, effective March 16, 1999, to Frontier Corporation
         Supplemental Retirement Savings Plan (incorporated by reference to
         Exhibit 10.2 to Frontier Corporation's Quarterly Report on Form 10-Q
         filed August 3, 1999).
 10.25   Amendment No. 2, dated September 21, 1999, to Frontier Corporation
         Supplemental Retirement Savings Plan (incorporated by reference to
         Exhibit 10.5 to the November 15, 1999 10-Q).
 10.26   Employment Agreement dated as of February 19, 1999 between Global
         Crossing Ltd. and Robert Annunziata (incorporated by reference to
         Exhibit 10.8 to Global Crossing Ltd.'s Quarterly Report on Form 10-Q
         filed on May 10, 1999).
 10.27   Executive Contract dated March 25, 1996 between Robert L. Barrett and
         Frontier Corporation (incorporated by reference to Exhibit 10.25 to
         Frontier Corporation's Quarterly Report on Form 10-Q filed May 14,
         1996).
 10.28   Amendment dated May 1, 1999 to Executive Contract between Robert L.
         Barrett and Frontier Corporation (incorporated by reference to Exhibit
         10.7 to the November 15, 1999 10-Q).
 10.29   Executive Contract dated January 1, 1998 between Joseph P. Clayton and
         Frontier Corporation (incorporated by reference to Exhibit 10.22 to
         Frontier Corporation's Annual Report on Form 10-K filed March 26,
         1998).
 10.30   Amendment dated May 1, 1999 to Executive Contract between Joseph P.
         Clayton and Frontier Corporation (incorporated by reference to Exhibit
         10.9 to the November 15, 1999 10-Q).
 10.31   Sale Agreement, dated October 10, 1999, among Controls and
         Communications Limited, The Racal Corporation, Racal Electronics plc
         and Global Crossing Ltd. (incorporated by reference to Exhibit 2.1 to
         Global Crossing Ltd.'s Current Report on Form 8-K filed on October 21,
         1999).
 10.32   Registration Rights Agreement, dated as of November 19, 1999, among
         Global Crossing Ltd., Global Crossing Holdings Ltd., Chase Securities
         Inc. and CIBC World Markets Corp. (previously filed with this
         Registration Statement).
 10.33   Subscription and Sale and Purchase Agreement, dated November 15, 1999, among Hutchison Whampoa Limited, Hutchison Telecommunications Limited,
         Global Crossing Ltd. and HCL Holdings Limited (previously filed with this Registration Statement).
 12.1    Statement of Computation of Ratio of Earnings to Fixed Charges
         (previously filed with this Registration Statement).
 21.1    Subsidiaries of the Registrant (incorporated by reference to Exhibit
         21.1 to Registrant's annual report on Form 10-K for the year ended
         December 31, 1999).
 23.1    Consent of Arthur Andersen & Co. (previously filed with this
         Registration Statement).
 23.2    Consent of PricewaterhouseCoopers LLP (previously filed with this
         Registration Statement).
 23.3    Consent of KPMG Audit Plc (previously filed with this Registration
         Statement).
 23.4    Consent of Deloitte & Touche (previously filed with this Registration
         Statement).
 23.5    Consent of PricewaterhouseCoopers (previously filed with this
         Registration Statement).
 23.6    Consent of Appleby, Spurling & Kempe (included in Exhibit 5.1).

 23.7 Consent of Simpson Thacher & Bartlett (included in Exhibit 5.2).
 24.1 Power of Attorney of Global Crossing Holdings Ltd. (previously filed with this Registration Statement).
 24.2 Power of Attorney of Global Crossing Ltd. (previously filed with this
      Registration Statement).
 25.1 Form T-1 Statement of Eligibility and Qualification under the Trust
      Indenture Act of 1939, as amended, of United States Trust Company of New
      York, as Trustee (previously filed with this Registration Statement).
 99.1 Form of Letter of Transmittal (previously filed with this Registration
      Statement).
 99.2 Form of Notice of Guaranteed Delivery (previously filed with this
      Registration Statement).